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                                                                  Schedule 23(a)
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                        Consent of Independent Auditors



The Board of Directors
Electronic Data Systems Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

Dallas, Texas
June 5, 2001